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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 22, 2003
(Date of earliest event reported)

Commission File No. 333-101500


                    Banc of America Mortgage Securities, Inc.
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     Delaware                                       36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


      201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                          (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------

      (99)                                        Computational Materials
                                                  prepared by Banc of America
                                                  Securities LLC in connection
                                                  with Bank of America Mortgage
                                                  Securities, Inc., Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2003-D.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANK OF AMERICA MORTGAGE
                                        SECURITIES, INC.


April 22, 2003

                                        By: /s/ Judy Lowman
                                            -------------------------
                                            Name:  Judy Lowman
                                            Title: Vice President

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                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.            Description                          Electronic (E)
-----------            -----------                          --------------

   (99)                Computational Materials               P
                       prepared by Banc of
                       America Securities
                       LLC in connection
                       with Bank of America
                       Mortgage Securities, Inc.,
                       Mortgage Pass-Through
                       Certificates, Series 2003-D.